UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 5, 2007

                         INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-11165                            43-1470322
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        (Commission File Number)         (IRS Employer Identification No.)

                 12 East Armour Boulevard
                   Kansas City, Missouri                         64111
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         (Address of Principal Executive Offices)             (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01.        Regulation FD Disclosure.

         On January 5, 2007, Interstate Bakeries Corporation (the "Company") issued a press release announcing the entry of an order by the United States Bankruptcy Court for the Western District of Missouri approving a settlement to reconstitute the Company's Board of Directors.

         For more information, refer to a copy of the press release, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         The information in this Current Report on Form 8-K under the heading
Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

         Item 9.01         Financial Statements and Exhibits.

 (d)     Exhibits

Exhibit No.       Description
-----------       -----------

    99.1          Interstate Bakeries Corporation press release dated January 5,
                  2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2007                        INTERSTATE BAKERIES
                                              CORPORATION


                                              By: /s/ Ronald B. Hutchison
                                                  ------------------------------
                                                  Ronald B. Hutchison
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    99.1          Interstate Bakeries Corporation press release dated January 5,
                  2007.